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                                                                   Exhibit 10.34

                               PURCHASE AGREEMENT

                  THIS PURCHASE AGREEMENT dated as of March 3, 2000 (this "Agreement") is by and between IC FIBER HOLDING INC., a Delaware corporation ("Seller"), WORLDWIDE FIBER IC HOLDINGS, INC., a Nevada corporation ("Buyer"), and ILLINOIS CENTRAL RAILROAD COMPANY, an Illinois corporation ("IC").

                                    RECITALS

                  WHEREAS, pursuant to that certain Limited Liability Company Agreement of Worldwide Fiber IC LLC dated May 28, 1999 (the "LLC Agreement"), Seller acquired units (the "Units") constituting 25% of the issued and outstanding equity capital of Worldwide Fiber IC LLC, a Delaware limited liability company ("WFI-IC"); and

                  WHEREAS, Seller desires to sell, and Buyer desires to purchase, the Units, on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration had and received, the parties agree as follows:

1. SALE AND PURCHASE OF UNITS; PURCHASE PRICE. Seller hereby agrees to sell, and Buyer hereby agrees to purchase, the Units at the Closing (as hereinafter defined) for a total payment of Twenty Million and No/100 United States Dollars (US$20,000,000) (the "Purchase Price") in immediately available funds.

2.       CLOSING; DELIVERIES AT CLOSING

         (a) Closing. the "Closing" Means the Time At Which Seller Consummates the Sale of the Units to the Buyer by Delivery by Seller and Ic of the Documents Referred to in Sections 2(B)(i), 5(C)(iii) and 5(C)(iv) Against Delivery by Buyer of the Purchase Price and the Documents Referred to in Sections 2(B)(ii)(b), 5(B)(iii) and 5(B)(iv). the Closing Shall Occur At Such Time and Place as the Parties Mutually Agree (The "Closing Date").

         (b) DELIVERIES AT CLOSING. At the Closing, (I) the Seller Shall deliver to the Buyer (A) an assignment, in substantially the form attached hereto as Exhibit A (the "Assignment"), executed by Seller, transferring the Units to Buyer, and (B) a cross-receipt, in substantially the form attached hereto as Exhibit B (the "Cross-Receipt," and together with this Agreement and the Assignment, the "Unit Transaction Documents"), executed by Seller acknowledging receipt by Seller of the Purchase Price; and (ii) the Buyer shall deliver to the Seller (A) the Purchase Price to the Seller by wire transfer of funds to an account designated by Seller or IC, and (B) a cross-receipt, in substantially the form attached hereto as Exhibit B, executed by Buyer acknowledging receipt by Buyer of the Units.


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3. REPRESENTATIONS AND WARRANTIES OF SELLER AND IC. Seller and IC hereby jointly and severally represent and warrant to Buyer as of the date hereof and, unless otherwise provided, as of the Closing Date (as though made then and as though the Closing Date were substituted for the date hereof throughout this Agreement) as follows:

         (a) Neither Seller nor IC has employed any broker or finder in connection with the transactions contemplated by this Agreement. The Buyer acknowledges that Seller and IC have retained Merrill Lynch as an advisor to them, and Seller and IC each represent, warrant and acknowledge to the Buyer that Merrill Lynch is not employed as a broker or finder in connection with the transactions contemplated by this Agreement and that Seller or IC will be responsible for all fees payable to Merrill Lynch.

         (b) The execution, delivery and performance by Seller and IC of this Agreement and each of the other Unit Transaction Documents and the consummation by Seller and IC of the transactions contemplated hereby and thereby will not (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to it, or any of its properties or assets; (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under any contract to which Seller or IC is a party that would materially adversely affect Seller's or IC's ability to consummate the transactions contemplated by this Agreement or perform its obligations under any Unit Transaction Documents; or (c) violate the organizational documents (if any) of Seller or IC.

         (c) Each of Seller and IC is duly organized and validly existing under the laws of the jurisdiction of its organization and has all corporate power and authority to enter into and carry out the transactions contemplated by each of the Unit Transaction Documents and the performance by Seller and IC of their obligations hereunder and thereunder. Each of the Unit Transaction Documents has been duly authorized by all necessary action on the part of Seller and IC. Each of the Unit Transaction Documents constitutes a valid and binding agreement of Seller and IC, as applicable, enforceable against Seller or IC or both, as the case may be, in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and by equitable principles generally whether enforced in a court of law or at equity.

         (d) No permit, authorization, consent or approval of or by, or any notification of or filing with, any government, regulatory authority, governmental department, agency, commission, board, tribunal, or court or other law, rule or regulating-making entity having or purporting to have jurisdiction on behalf of any nation, or state or other subdivision thereof or any municipality, district or other subdivision


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                  thereof; (a "Governmental Authority") or any individual, sole proprietorship, general, limited or any other partnership, limited liability company, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, or other entity, and a natural person in such person's capacity as trustee, executor, administrator or other legal representative (collectively, with Governmental Authority, a "Person") is required in connection with the execution, delivery and performance by Seller or IC of any Transaction Document, the consummation by Seller or IC of the transactions contemplated hereby or thereby, or the issuance, purchase or delivery of the Units (other than such notifications or filings required under applicable securities laws, if any, which shall be made on a timely basis and other than provided for in any Unit Transaction Document).

         (e) In respect of the Units (i) no Person, other than Worldwide Fiber Inc., a Canadian corporation ("WFI") or Buyer, has any written or oral agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase or acquisition from Seller of any of the Units, (ii) no Person other than WFI or Buyer has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement, including convertible securities, warrants or convertible obligations of any nature, for the purchase, subscription, allotment or issuance of any unissued units, shares or other securities of WFI-IC, (iii) Seller is the beneficial owner of record of the Units, with good and marketable title thereto, free and clear of any mortgage, lien, security interest, pledge, escrow, charge, or other encumbrance of any kind or character whatsoever (an "Encumbrance") and, without limiting the generality of the foregoing, none of the Units are subject to any voting trust, shareholder agreement or voting agreement other than the LLC Agreement and (iv) upon completion of the transaction contemplated by this Agreement, all of the Units will be owned by the Buyer as the beneficial owner of record, with a good and marketable title thereto free and clear of any Encumbrance except for such Encumbrances as may have been granted by WFI or Buyer.

         (f) Seller and IC agree that by Seller accepting the Purchase Price at Closing, Seller and IC shall be representing and warranting that the foregoing representations and warranties are true as at the Closing Date with the same force and effect as if they had been made by Seller and IC at the Closing Date and shall continue in full force and effect. Each of Seller and IC undertakes to notify the Buyer in writing of any change in any representation, warranty or other information relating to Seller or IC set forth herein which takes place prior to the Closing Date.


                                      -3-
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4.       REPRESENTATIONS AND WARRANTIES OF BUYER

                  Buyer hereby represents and warrants to Seller and IC as of the date hereof and, unless otherwise provided, as of the Closing Date (as though made then and as though the Closing Date were substituted for the date hereof throughout this Agreement) as follows:

         (a) Buyer is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all requisite corporate power and authority to enter into and carry out the transactions contemplated by this Agreement.

         (b) The execution and delivery by Buyer of this Agreement and the other Unit Transaction Documents and the performance by the Buyer of its obligations hereunder and thereunder have been duly authorized by all requisite corporate action on the part of the Buyer. Each Unit Transaction Document constitutes a legal, valid and binding agreement of the Buyer, enforceable against the Buyer in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and by equitable principles generally, whether enforced in a court of law or at equity.

         (c) The execution, delivery and performance by the Buyer of the Unit Transaction Documents and the consummation by the Buyer of the transactions contemplated thereby will not (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to it, or any of its properties or assets; (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under any contract to which the Buyer is a party that would materially adversely affect the Buyer's ability to consummate the transactions contemplated by any Unit Transaction Document or perform its obligations under any Unit Transaction Document; or (c) violate its organizational documents.

         (d) No permit, authorization, consent or approval of or by, or any notification of or filing with, any Person is required in connection with the execution, delivery and performance by the Buyer of any Unit Transaction Document, the consummation by the Buyer of the transactions contemplated hereby or thereby (other than such notifications or filings required under applicable securities laws, if any, which shall be made by the Buyer on a timely basis and other than provided for in any Unit Transaction Document).

         (e) Buyer agrees that by Buyer accepting the Units at Closing, Buyer shall be representing and warranting that the foregoing representations and warranties are


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                  true as at the Closing Date with the same force and effect as if they had been made by Buyer at the Closing Date and shall continue in full force and effect. Buyer undertakes to notify Seller and IC in writing of any change in any representation, warranty or other information relating to Buyer set forth herein which takes place prior to the Closing Date.

5.       CONDITIONS TO THE CLOSING

         (a) CONDITIONS TO OBLIGATIONS OF EACH PARTY. The respective obligations of Seller and Buyer to consummate the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing Date of the following conditions, any or all of which may be waived in writing, in whole or in part, by the Seller or the Buyer, to the extent permitted by applicable law:

                  (i) No Governmental Authority shall have enacted, issued, promulgated or enforced any statute, rule, regulation, executive order, decree, judgment, preliminary or permanent injunction or other order which is in effect and which prohibits, enjoins or otherwise restrains the consummation of the transactions contemplated hereby; provided, that the parties shall use commercially reasonable efforts to cause any such decree, judgment, injunction or order to be vacated or lifted.

                  (ii) Each consent or approval from, or filing with any Person, required to be obtained or made and any waiting period required to have expired in order to consummate the transactions contemplated by this Agreement at the Closing shall have been obtained, or made, as the case may be, and any such waiting period shall have expired.

         (b) CONDITIONS TO OBLIGATIONS OF SELLER. The obligations of Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction or waiver, on or prior to the Closing Date, of the following conditions:

                  (i) Each representation and warranty made by the Buyer herein shall be true and correct, in all material respects on and as of the Closing Date, with the same force and effect as though such representation and warranty had been made on and as of the Closing Date, except for changes permitted or contemplated by this Agreement and except for each representation and warranty that is made as of a specific date or time, which shall be true and correct in all material respects, only as of such specific date or time.

                  (ii) The Buyer shall have complied in all material respects with all its agreements and covenants contained herein required to be performed at or prior to the Closing to the extent such agreements and covenants relate to the Closing.

                  (iii) The Buyer shall have delivered to the Seller a certificate executed by a senior executive officer of the Buyer, which shall be satisfactory in form and substance to the Seller, certifying that the conditions set forth in paragraphs (i) and (ii) have been met.

                  (iv) The Buyer shall have delivered to the Seller a certificate of the corporate secretary of the Buyer, in form and substance satisfactory to the Seller, certifying (A) a copy of the Articles of Incorporation of the Buyer and all amendments thereto, certified by the Secretary of State of the State of Nevada, (ii) the By-Laws of the Buyer, (iii) a Certificate of Good Standing for the Buyer issued by the Secretary of State of the State of Nevada,
                           (iv) resolutions of the board of directors of the Buyer authorizing the execution, delivery and performance by the Buyer of this Agreement, any other agreement entered into or instrument delivered by the Buyer in connection herewith, and the transactions contemplated thereby, (v) copies of each governmental or third party consent, approval or filing required to be obtained or made in order to consummate the transactions contemplated by this Agreement at the Closing, and (vi) incumbency matters.

         (c) CONDITIONS TO THE OBLIGATIONS OF THE BUYER. The obligations of the Buyer to consummate the transactions contemplated hereby shall be subject to the satisfaction (or waiver), on or before the Closing Date, of the following conditions:

                  (i) Each representation and warranty made by Seller and IC herein shall be true and correct in all material respects, with the same force and effect as though such representation and warranty had been made on and as of the Closing Date, except for changes permitted or contemplated by this Agreement and except for each representation and warranty that is made as of a specific date or time, which shall be true and correct, in all material respects, only as of such specific date or time.

                  (ii) Seller and IC shall have complied in all material respects with all of its agreements and covenants contained herein required to be performed at or prior to the Closing to the extent such agreements and covenants relate to the Closing.

                  (iii) Seller and IC shall each have delivered to the Buyer a certificate executed by a senior executive officer of each of Seller and IC, which shall be satisfactory in form and substance to the Buyer, certifying that the conditions set forth in paragraphs (i) and (ii) have been met.

                  (iv) Seller and IC shall each have delivered to the Buyer a certificate of its corporate secretary, in form and substance satisfactory to the Buyer, certifying (i) a copy of the Articles of Incorporation of Seller or IC, as the

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                           case may be, and all amendments thereto, certified
                           by an appropriate governmental official, (ii) the By-Laws of Seller or IC, as the case may be, (iii) a Certificate of Good Standing for Seller or IC, as the case may be, issued by an appropriate governmental official, (iv) resolutions of the board of directors of Seller or IC, as the case may be, authorizing the execution, delivery and performance by Seller or IC, as the case may be, respectively, of this Agreement, any other agreement entered into or instrument delivered by Seller or IC, as the case may be, in connection herewith, and the transactions contemplated thereby, (v) copies of each governmental or third party consent, approval or filing required to be obtained or made in order to consummate the transactions contemplated by this Agreement at the Closing, and (vi) incumbency matters.

6.       CONFIDENTIALITY

         (a) The parties hereto hereby covenant and agree with each other that, subject to subsection 6(c), they will not disclose, or allow their respective directors, officers, employees agents, representatives or consultants, if any, to disclose, to any Person, any of the terms, conditions or other facts of or concerning this Agreement or the existence of this Agreement without the prior written consent of the other parties hereto. The parties hereto hereby further covenant and agree with each other that they will at all times keep, and all reasonable and normal steps to cause their respective directors, officers, employees, agents, representatives and consultants, if any, to at all times keep, all information of every nature and kind whatsoever regarding Buyer, Seller and IC including, without limitation, information on and/or copies of material agreements, corporate, proceedings and other data, whether transferred in writing, orally, visually, electronically or by any other means, and all analyses, studies, compilations, data, supplies or other documents prepared by any party or Buyer, Seller or IC containing, or based in whole or in part on, any such information or reflecting any such information, strictly confidential, and shall at no time convey or disclose, or knowingly allow their respective directors, officers, employees, agents, representatives or consultants, if any, to convey or disclose, in any manner whatsoever, to any person, firm or corporation any of the aforesaid information. The parties hereto hereby further covenant and agree with each other not to use, and to take all normal and reasonable steps to ensure that their respective directors, officers, employees, agents, representatives or consultants, if any, do not use, any of the aforesaid information except for the purposes of exercising their respective rights and performing their respective obligations under this Agreement.

         (b) Each party hereto hereby covenants and agrees with each other party hereto to indemnify and hold harmless each other party hereto from any losses, damages, charges, fees or expenses (including reasonable attorneys' or solicitors' fees) arising out of or resulting from any breach of subsection 6(a). The parties hereto hereby further covenant and agree with each other not to do any act, or knowingly allow their respective directors, officers, employees, agents, representatives or consultants, if any, to do any act, to infringe upon any copyright, patent, industrial design or other proprietary rights of Buyer or its affiliates.

         (c) The parties hereto hereby further covenant and agree with each other that, in the event they, or their respective directors, officers, employees, agents, representatives or consultants, if any, become legally compelled to disclose any of the aforesaid information, or are advised by their respective legal counsel that such disclosure is required to comply with applicable law, to immediately provide the other parties with written notice so that the other parties may seek a protective order or other appropriate remedy, and to cooperate, and to cause their respective directors, officers, employees, agents, representatives and consultants, if any, to cooperate, with the other parties in any effort undertaken to obtain a protective order or other remedy. Each party hereto hereby further covenants and agrees with each other party to, in the event that such protective order or remedy is not obtained, furnish, and to cause his directors, officers, employees, agents, representatives and consultants, if any, to furnish, only that portion of the aforesaid information which he is legally required to furnish, and to use his best efforts, and to cause his directors, officers, employees, agents, representatives, and consultants, if any, to use their best efforts, to obtain an assurance from the recipient of any of the aforesaid information that confidential treatment will be accorded to such information, to the extent that such assurance is available. Notwithstanding the foregoing, each of the parties acknowledges that the parties may be required to disclose the terms of this Agreement, and provide a copy of this Agreement, in filings made by such party under applicable securities law, and may have to disclose the aforesaid information in an open court in legal proceedings between the parties, or between a party and others, and each of the parties hereby consents to such disclosure and to the filing of a copy of this Agreement for public viewing under filings required to be made by a party under applicable securities law.

         (d) Each party hereto hereby acknowledges to and covenants and agrees with each other party hereto that a breach by him of any of his covenants contained in this Section 6 may result in damages to each of the other parties and that a monetary award would not adequately compensate for such damages, and, accordingly, that in the event of any such breach, in addition to all other remedies available in law or in equity, the other parties, or any of them, shall be entitled as a matter of right to apply to a court of competent equitable jurisdiction for such relief by way of restraining order, injunction, decree or otherwise as may be appropriate to ensure compliance by him with Section 6.

         (e) Each of the parties hereto hereby acknowledges to and covenants and agrees with each of the other parties hereto that, notwithstanding any provision of this Agreement, its covenants contained in Section 6 survive any termination of this Agreement.


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7.       OTHER COVENANTS

         (a) COOPERATION BY PARTIES; SATISFACTION OF CLOSING CONDITIONS. From the date hereof and prior to the Closing, each party shall use its commercially reasonable efforts, and will cooperate with each other, to secure as promptly as practicable all necessary consents, approvals, authorizations, exemptions and waivers from third parties as shall be required to enable the parties hereto to effect the transactions contemplated hereby, and each party shall use its commercially reasonable efforts to cause (but not waive) any closing condition in Section 5 to be satisfied.

         (b) SURVIVAL OF REPRESENTATIONS, WARRANTIES, ETC. All representations and warranties in the this Agreement shall survive the Closing indefinitely and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of Buyer, Seller or IC. All statements contained in any certificate or other instrument delivered by party pursuant to this Agreement shall constitute representations and warranties by any party under this Agreement.

         (c) EXPENSES. Each of Buyer, Seller and IC shall pay all the costs and expenses incurred by it or on its behalf in connection with this Agreement and the consummation of the transactions contemplated hereby.

         (d) REMEDIES. In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any party hereto, each other party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement, and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that each party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

         (e) FURTHER ASSURANCES. At any time or from time to time after the Closing, Buyer, on the one hand, and Seller and IC, on the other hand, agree to cooperate with each other, and at the request of the other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

         (f) REPORTING OF TRANSACTION. The parties hereto agree to report (for all purposes, including without limitation tax purposes) the transactions contemplated hereby in a manner consistent with the express terms hereof, and the parties agree to cooperate fully with each other to ensure accurate and consistent reporting of such transactions for tax purposes.

         (g) SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of Buyer, Seller and IC, and the respective successors, permitted assigns, heirs and personal representatives of each of them. This Agreement shall not be assignable by Buyer, without the consent of Seller, or by Seller or IC, without the consent of Buyer.

         (h) ENTIRE AGREEMENT. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

         (i) NOTICES. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by fax, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                  (i)      if to Buyer, to:

                           c/o Worldwide Fiber Inc.
                           #1510-1066 West Hastings Street
                           Vancouver, British Columbia  V6E 3X1
                           Fax:  (604) 681-6822

                           Attention:  Stephen Stow

                           with a copy to:

                           Campney & Murphy
                           2100-1111 West Georgia Street
                           Vancouver, British Columbia  V6E 3X1
                           Fax:  (604) 688-0829

                           Attention:  Bruce Tattrie

                  (ii)     if to Seller or IC, to:

                           455 North Cityfront Plaza Drive
                           20th Floor

                           Chicago, Illinois 60611-5505
                           Fax:  (312) 755-7669

                           Attention:  Myles K. Tobin

                           with a copy to:

                           Freeborn & Peters
                           311 South Wacker Drive
                           Suite 3000
                           Chicago, Illinois 60606
                           Fax:  (312) 360-6597

                           Attention:  Michael L. O'Shaughnessy

                   All such notices, requests, consents and other communications shall be deemed to have been given when received.

         (j) AMENDMENTS. The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, pursuant to the written consent of Buyer, Seller and IC.

         (k) COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         (l) HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         (m) NOUNS AND PRONOUNS. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

         (n) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the non-exclusive jurisdiction of the courts of the State of New York located in the City of New York, for any action, proceeding or investigation in any court or before any governmental authority ("LITIGATION") arising out of or relating to this Agreement and the transactions contemplated hereby, and further agrees that service of any process, summons, notice or document by registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York located in the City of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

         (o) CURRENCY. Unless otherwise indicated, references to "dollars", "$" or "US$" are to U.S. dollars and references to "C$" are to Canadian dollars.


         (p) NO PARTNERSHIP. The obligations of each of the parties to this Agreement are several and not joint. Nothing in this Agreement shall imply or be deemed to imply a partnership, joint venture or other relationship between the parties.

              [The rest of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed as of the date first above written.

                                            IC FIBER HOLDING INC.

                                            By: /s/ Claude Mongeau
                                               ----------------------------
                                            Its: Senior Vice President and
                                                 Chief Financial Officer
                                               ----------------------------

                                            WORLDWIDE FIBER IC HOLDINGS, INC.

                                            By: /s/ David Lede
                                               ----------------------------


                                            Its: President
                                               ----------------------------

                                            ILLINOIS CENTRAL RAILROAD COMPANY

                                            By: /s/ Claude Mongeau
                                               ----------------------------

                                            Its: Senior Vice President and
                                                 Chief Financial Officer
                                               ----------------------------

                                    EXHIBIT A

                                   ASSIGNMENT

         FOR VALUE RECEIVED, IC Fiber Holding Inc., a Delaware corporation ("IC Fiber"), DOES HEREBY ASSIGN AND TRANFER unto Worldwide Fiber IC Holdings, Inc., a Nevada corporation, 25 Units in Worldwide Fiber IC LLC, a Delaware limited liability company, being all of IC Fiber's Units in Worldwide Fiber IC LLC.

         IN WITNESS WHEREOF, the undersigned has executed these presents as of March ____, 2000.

                                            IC FIBER HOLDING INC.

                                            By:________________________________

                                            Its:_______________________________

                                    EXHIBIT B

                                  CROSS-RECEIPT

         THIS CROSS-RECEIPT is made with respect to the Purchase Agreement dated as of March ___, 2000 (the "Purchase Agreement") by and between IC Fiber Holding Inc., a Delaware corporation ("Seller"), and Worldwide Fiber IC Holdings, Inc., a Nevada corporation ("Buyer").

         By its signature below, Buyer hereby acknowledges receipt from Seller of Seller's Units (the "Units") in Worldwide Fiber IC LLC, a Delaware limited liability company.

         By its signature below, Seller hereby acknowledges receipt from Buyer of $20,000,000 in the form of a bank draft payable to Seller, such payment representing payment of the Purchase Price to Seller pursuant to Section 2 of the Purchase Agreement.

         Capitalized terms used and not otherwise defined herein have the meanings given such terms in the Purchase Agreement.

Dated:            March ____, 2000

                                            BUYER:
                                            WORLDWIDE FIBER IC HOLDINGS, INC.

                                            By:________________________________

                                            Its:_______________________________

                                            SELLER:
                                            IC FIBER HOLDING INC.

                                            By:________________________________

                                            Its:_______________________________